FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): January 4, 2000



                            TOPS APPLIANCE CITY, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  New Jersey                     0-20498                   22-3174554
-------------------------------------------------------------------------------
(State or other               (Commission               (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)



                 45 Brunswick Avenue, Edison, New Jersey 08818
                ------------------------------------------------
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code: (908) 248-2850




                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     The Registrant entered into an Agreement dated January 4, 2000 with Bay Harbour Management L.C. ("Bay Harbour") pursuant to which the Registrant is issuing 4,500,000 shares of a new Series A Preferred Stock to Bay Harbour's managed accounts in full satisfaction of the Registrant's obligation to make additional cash payments or issue additional stock to Bay Harbour. The terms of the Series A Preferred Stock are set forth in a Certificate of Designation which amends the Registrant's certificate of incorporation. The Agreement and Certificate of Designation are attached as exhibits to this report and are incorporated herein by reference. The Registrant agreed to use its best efforts to obtain shareholder approval to the conversion of the preferred stock into an aggregate of 4,500,000 shares of common stock at its annual meeting of shareholders in 2000. The preferred stock is not convertible unless such approval is obtained nor may it be converted if it would result in a change in control under the Registrant's Indenture for its outstanding debentures.

     The Registrant also announced that Robert Gross and Anthony Formica have resigned from its Board of Directors, which now has six members.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               3.1   Certificate of Designation for Series A Preferred Stock
              10.1 Agreement with Bay Harbour Management L.C. dated January 4, 2000



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TOPS APPLIANCE CITY, INC.


                                      BY: /s/ Thomas L. Zambelli
                                          ------------------------------------
                                           THOMAS L. ZAMBELLI,
                                           Executive Vice President


Dated: January     , 2000

                                   EXHIBIT 3.1
                            TOPS APPLIANCE CITY, INC.

                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                     OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                       AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF
                            ------------------------

                       Pursuant to Section 14A:9-4 of the
                       New Jersey Business Corporation Act
                            ------------------------

     Tops Appliance City, Inc. (the "Company"), a corporation organized and existing under the laws of the State of New Jersey, hereby certifies that pursuant to the provisions of Section 14A:9-4 of the New Jersey Business Corporation Act, its Board of Directors, pursuant to a unanimous written consent dated as of January 4, 2000 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the New Jersey Business Corporation Act; and

     WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Series A Convertible Preferred Stock of the Company and the number of shares constituting such preferred stock;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series A Convertible Preferred Stock on the terms and with the provisions herein set forth:

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS

                                       of

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       of

                            TOPS APPLIANCE CITY, INC.

     The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Convertible Preferred Stock or the holders thereof are as follows:

     1. Definitions. For purposes of this Designation, the following definitions shall apply:

     "Board" shall mean the Board of Directors of the Company.

     "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Common Stock" shall mean the Common Stock, no par value per share, of the Company.

     "Company" shall mean Tops Appliance City, Inc., a New Jersey corporation.

     "Conversion Ratio" has the meaning set forth in Section 7 hereof.

     "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the average of the daily market prices for 30 consecutive Trading Days commencing 45 days before such date. The daily market price for each such Trading Day shall be (i) the last sale price on such day on the principal stock exchange or the NASDAQ Stock Market on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or market, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or such market, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by NASDAQ or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Required Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by Company.

     "Liquidation Preference" shall mean $.01 per share.

     "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company, or (B) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction.

     "Original Issue Date" shall mean the date of the original issuance of shares of Convertible Preferred Stock.

     "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Required Holders" shall mean the holders of at least of a majority of the outstanding shares of Convertible Preferred Stock.

     "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or NASDAQ Stock Market, a day on which such exchange or market is open for the transaction of business.

     2. Designation: Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series A Convertible Preferred Stock" and the number of shares of Convertible Preferred Stock authorized hereby shall be 4,500,000 shares.

     3. Dividends.

     So long as any shares of Convertible  Preferred Stock shall be outstanding,
(i) if any dividend whatsoever shall be paid or declared, or any distribution shall be made, on account of any Common Stock (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spinoff) an equivalent additional dividend or distribution shall simultaneously by declared and paid on the Convertible Preferred Stock based on the number of shares of Common Stock into which it is then convertible, whether or not the conditions for conversion have been satisfied at that time.

     4. Liquidation Rights of Convertible Preferred Stock.

     (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Convertible Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all declared and unpaid dividends in respect of any liquidation, dissolution or winding up consummated.

     If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Convertible Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Convertible Preferred Stock, based on the full preferential amounts for the number of shares of Convertible Preferred Stock held by each holder.

     After payment to the holders of Convertible Preferred Stock of the amounts set forth in Section 4(a) hereof, the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any Company stock entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock and the holders of the Convertible Preferred Stock based on the number of shares of Common Stock into which it is then convertible, whether or not the conditions for conversion have been satisfied at that time.

     5. Voting Rights. In addition to any voting rights provided by law, the affirmative vote of the Required Holders, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to authorize, adopt or approve an amendment to the Certificate of Incorporation of the Company which would alter or change in any manner the terms, powers, preferences or special rights of the shares of Convertible Preferred Stock or grant waivers thereof, or which would otherwise adversely affect the rights of the Convertible Preferred Stock, provided that no such modification or amendment may, without the consent of each holder of Convertible Preferred Stock affected thereby, (A) reduce the liquidation rights or dividend rights of the Convertible Preferred Stock; (B) adversely affect any of the conversion features of the Convertible Preferred Stock set forth in Section 7 hereof; or (C) reduce the percentage of outstanding Convertible Preferred Stock necessary to modify or amend the terms thereof or to grant waivers thereof.

     6. No Redemption of Convertible Preferred Stock. The Company shall not have any right to redeem or repurchase the Convertible Preferred Stock.

     7. Conversion. Subject to the provisions for adjustment hereinafter set forth and to the satisfaction of the conditions set forth below, each share of Convertible Preferred Stock shall be convertible at any time and from time to time, at the option of the holder thereof (a "Conversion") into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of a share of Convertible Preferred Stock, adjusted as hereinafter provided, is referred to herein as the "Conversion Ratio." The Conversion Ratio shall initially be one (1), subject to adjustment from time to time pursuant to paragraph (e) of this Section 7. No fractional shares shall be issued upon the conversion of any shares of Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Current Market Price of such fraction on the date of conversion. The following conditions must be satisfied before any shares of Convertible Preferred Stock may be so converted: (i) the stockholders of the Company shall have approved the right of the holders of the Convertible Preferred Stock to convert such shares into Common Stock, and (ii) the issuance of Common Stock to the holder effecting a Conversion would not result in a Change of Control constituting a Redemption Event pursuant to the provisions of Section 14.3(d)(i) of that certain Indenture, dated November 30, 1993, between the Company and Midlantic National Bank, as Trustee, relating to a change in control, so long as such Indenture is outstanding, nor result in such holder beneficially owing more than 49% of the outstanding Common Stock so long as such provision of the Indenture is applicable.

     (a) A Conversion of the Convertible Preferred Stock may be effected by any such holder upon the surrender to the Company at the principal office of the Company of the certificate for such Convertible Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares (which may be fractional shares) in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.

     In case the written notice specifying the name or name in which such holder wishes the certificate or certificates for shares of Common Stock to be issued shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Company will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Company that such taxes have been paid), the Company shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Convertible Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

     A Conversion, shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the first sentence of
(b)(i) above and of such surrender of the certificate or certificates representing the shares of Convertible Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

     (b) The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided.

     (c) The Company shall at all times reserve, and keep available for issuance upon the conversion of the Convertible Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Convertible Preferred Stock.

     In case the Company shall at any time or from time to time after the Original Issue Date (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Convertible Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this paragraph (e) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this paragraph
(e) in connection with any transaction to which paragraph (f) applies.

     In case of any Organic Change (or any other merger or consolidation to which the Company is a party, which for purposes of this paragraph (f) shall be deemed an Organic Change), each share of Convertible Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which one share of Convertible Preferred Stock was convertible immediately prior to such Organic Change without regard to the conditions for conversion (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

     In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give at least 20 days' prior written notice to the registered holders of the Convertible Preferred Stock at the addresses of each as shown on the books of the Company as of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which paragraph (f) applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

     8. Reports as to Adjustments. Upon any adjustment of the Conversion Ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 7, then, and in each such case, the Company shall promptly deliver to each holder of the Convertible Preferred Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion granted by Section 7, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Convertible Preferred Stock may be given in advance.

     9. Certain Covenants. Any registered holder of Convertible Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     10. No Reissuance of Preferred Stock. No Convertible Preferred Stock acquired by the Company by reason of purchase or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

     11. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 45 Brunswick Avenue, Edison, New Jersey 08818, or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Convertible Preferred Stock at their addresses appearing on the books of the Company.

     IN WITNESS WHEREOF, Tops Appliance City, Inc. has caused this Certificate to be signed by its President and Secretary, respectively, on this ____ day of January, 2000.


                                            -------------------------
                                             President


                                            -------------------------
                                             Secretary

                                  Exhibit 10.1

                          BAY HARBOUR MANAGEMENT, L.C.
                                885 Third Avenue
                            New York, New York 10022


                                 January 4, 2000


Tops Appliance City, Inc.
45 Brunswick Avenue
Edison, New Jersey 08818

Gentlemen:

Reference is made to that certain Share Purchase Agreement, dated July 16, 1998 (the "Agreement"), between Tops Appliance City, Inc. ("Tops") and Bay Harbour Management L.C., for its managed accounts ("Bay Harbour"). The purpose of this Letter Agreement is to confirm our agreement concerning the provisions of
Section 5 of the Agreement, which provides for certain purchase price adjustments. It is hereby agreed as follows:


     1. In full satisfaction of Tops' obligation to make additional cash payments or issue additional shares of Tops common stock to Bay Harbour, Tops shall issue an aggregate of 4,500,000 shares of a new Series A Preferred Stock of Tops (the "Series A Stock") to the managed accounts of Bay Harbour set forth on Exhibit A hereto and in the amounts set forth on such Exhibit. The terms of the Series A Stock shall be as set forth in the Certificate of Designation annexed hereto as Exhibit B (the "Certificate of Designation"). Upon such issuance of the Series A Stock, the provisions of Section 5 of the Agreement shall be terminated and of no further force or effect, subject, however, to the provisions of Section 3 hereof.

     2. Within fifteen (15) business days after the date hereof, Tops shall file the Certificate of Designation with the Treasurer of the State of New Jersey and deliver to Bay Harbour properly executed stock certificates for the Series A Stock.

     3. Tops agrees that it will seek and use its best efforts to obtain stockholder approval of the conversion provisions of the Series A Stock at its Annual Meeting of Stockholders in 2000. Subject to obtaining such stockholder approval, Tops will arrange to list the shares of Tops common stock issuable upon conversion of the Series A Stock on the Nasdaq Stock Market and it will reserve such shares for issuance upon such conversion. If for any reason (other than Bay Harbour's failure to vote in favor of such approval) such requisite approval of Tops' stockholders is not obtained by June 30, 2000, or, if earlier, is not obtained at Tops' 2000 Annual Meeting, Bay Harbour shall have the option to rescind and cancel this Letter Agreement by written notice to Tops within thirty (30) days after it has the right to do so. Bay Harbour shall return to Tops the Series A Stock issued hereunder if it so elects to cancel this Letter Agreement, and the provisions of Section 5 of the Agreement shall be reinstated and thereafter remain in full force and effect. 4.abThe existing registration rights agreements between Bay Harbour and Tops shall also apply to the common stock issuable upon conversion of the Series A Stock to be issued to Bay Harbour.

     5. Tops represents to Bay Harbour that this Letter Agreement and the Certificate of Designation have been duly authorized by its Board of Directors; this Letter Agreement has been duly executed and delivered by Tops and constitutes a valid, binding and enforceable obligation of Tops; and the Series A Stock, upon its issuance pursuant hereto, will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of any pre-emptive rights or agreements to which Tops is a party.

     6. All notices hereunder shall be given as provided in the Agreement.

     7. Tops agrees to reimburse Bay Harbour for its reasonable attorney's fees in connection with the preparation of this Letter Agreement and the transactions contemplated hereby.

     8. This Letter Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York, without regard to its conflict of laws principles.

     9. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

Kindly confirm your agreement to the foregoing by signing below where indicated and returning a signed copy to the undersigned.

                                          Very truly yours,

                                          BAY HARBOUR MANAGEMENT L.C.
                                          for its managed accounts


                                          By:
                                             -------------------------------
                                              Name:  Douglas P. Teitelbaum
                                             Title:  Managing Principal

CONFIRMED AND AGREED TO:
TOPS APPLIANCE CITY, INC.


By:
    -----------------------------------
     Name:  Richard L. Jones
     Title: Chief Executive Officer

                                    Exhibit A


                                                        Number of Shares of
        Name of Managed Account                            Series A Stock
        -----------------------                         --------------------

Bay Harbour Partners, Ltd.                                     1,773,450
Bay Harbour 90-1, Ltd.                                         1,182,150
Trophy Hunter Investments, Ltd.                                1,048,050
Mellon Bank N.A., as Trustee for Dominion Resources
 Retirement Fund                                                 496,350